Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-200831

BAILLIE GIFFORD FUNDS

Baillie Gifford International Smaller Companies Fund

(the “Fund”)

Supplement dated January 31, 2024 to the Prospectus for Class K and Institutional Class and the Statement of Additional Information (“SAI”), each dated April 28, 2023, as supplemented or revised from time to time.

Effective on or about March 1, 2024, Steve Vaughan and Praveen Kumar will no longer be Portfolio Managers for the Fund. The Prospectus for Class K and Institutional Class and the SAI are revised as of that date to remove all references to Steve Vaughan and Praveen Kumar as Portfolio Managers for the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE